SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported): February 14, 2008

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, relating to the Mortgage-Backed Pass-Through Certificates,

Series 2007-4)

CSMC MORTGAGE-BACKED TRUST SERIES 2007-4
(Exact name of Issuing Entity as specified in its charter)

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
(Exact name of Depositor as specified in its charter)

DLJ MORTGAGE CAPITAL, INC.
(Exact name of Sponsor as specified in its charter)
CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
(Exact name of registrant as specified in its charter)
Delaware	333-140945	13-3320910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eleven Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K/A originally dated September 20, 2007, to amend and supplement the Current Report on Form 8-K originally dated June 14, 2007, in connection with the issuance of CSMC Mortgage-Backed Trust Series 2007-4, CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-4, in order to correct certain errors contained in Exhibit 4.1 and Exhibit 99.1 to such Form 8-K and Form 8-K/A.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transactions

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement dated as of May 1, 2007, by and among the Depositor, the Seller, the Servicers, the Special Servicer, the Modification Oversight Agent, the Master Servicer, the Trust Administrator and the Trustee.

99.1

The Trust Agreement dated as of May 1, 2007, among the Depositor, the Trustee and the Trust Administrator.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

           By: /s/ Kevin Steele

Name: Kevin Steele

Title: Vice President

Dated:  February 14, 2008

Exhibit Index

Exhibit

Page

4.1

The Pooling and Servicing Agreement dated as of May 1, 2007, by and among the Depositor, the Seller, the Servicers, the Special Servicer, the Modification Oversight Agent, the Master Servicer, the Trust Administrator and the Trustee.

99.1

The Trust Agreement dated as of May 1, 2007, among the Depositor, the Trustee and the Trust Administrator.